UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2008

DATASCOPE CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-6516	13-2529596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14 Philips Parkway Montvale, New Jersey	07645-9998
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (201) 391-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
On March 12, 2008, Datascope Corp. issued a press release clarifying the meaning of the second paragraph of its March 11, 2008 press release regarding the $240 million sale of its Patient Monitoring business. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
The information, including Exhibit 99.1, furnished in Item 8.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits:

Exhibit 99.1	Press release issued by Datascope Corp clarifying the meaning of the second paragraph of its March 11, 2008 press release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASCOPE CORP. Registrant
/s/ Henry M. Scaramelli
Vice President, Finance and
Dated: March 13, 2008	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Datascope Corp clarifying the meaning of the second paragraph of its March 11, 2008 press release.